EXHIBIT 99.1
Baxter International Inc.
One Baxter Parkway
Deerfield, IL 60015
FOR IMMEDIATE RELEASE
Media Contact:
Deborah Spak, (847) 948-2349
Investor Contacts:
Mary Kay Ladone, (847) 948-3371
Clare Trachtman, (847) 948-3085
BAXTER RAISES FULL-YEAR 2008 OUTLOOK FOLLOWING STRONG SECOND-QUARTER FINANCIAL RESULTS
Company Posts Second Quarter EPS of $0.85 Per Diluted Share, An Increase of 31 Percent
     DEERFIELD, Ill., July 17, 2008 – Baxter International Inc. (NYSE:BAX) today posted strong financial results for the second quarter of 2008 and raised its full-year financial outlook.
     For the second quarter, Baxter reported net income of $544 million and earnings per diluted share of $0.85, which compared favorably to the company’s earnings guidance of $0.81 to $0.83 per diluted share. Net income increased 26 percent compared to $431 million reported in the second quarter of 2007, and earnings per diluted share increased 31 percent from $0.65 per diluted share reported last year. 2007 results include an after-tax restructuring charge of $46 million or $0.07 per diluted share. On an adjusted basis, net income and earnings per diluted share increased 14 percent and 18 percent, respectively, compared to the prior year period.
     The company’s strong financial performance can be attributed to continued gross margin expansion as a result of enhanced business, product and geographic mix, favorable pricing across multiple businesses and manufacturing efficiencies.
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BAXTER REPORTS STRONG SECOND QUARTER — Page 2
     “Our positive financial performance in the first half of 2008 continues to reflect the strength of our diversified business model, and positions us well in this uncertain global economy,” said Robert L. Parkinson, Jr., chairman and chief executive officer.
     Baxter’s worldwide sales totaled $3.2 billion in the second quarter, an increase of 13 percent (or 5 percent excluding the impact of foreign exchange). Positive momentum continued in Baxter’s BioScience business in the second quarter, with revenues totaling approximately $1.4 billion, an increase of 16 percent. Double-digit growth across the portfolio was the result of robust sales of plasma-based therapies, products used for the treatment of hemophilia and immune disorders, biosurgery products and strong demand for the company’s encephalitis vaccine.
     Medication Delivery sales grew 12 percent in the quarter to approximately $1.2 billion, driven by strong international sales of IV therapy products and injectable drugs, as well as anesthesia products globally. Renal sales increased 8 percent to approximately $600 million as a result of an increase in peritoneal dialysis patients in many markets around the world.
     The company continues to advance its product pipeline across its business portfolio. Investments in research and development in the quarter totaled $222 million, reflecting an increase of 25 percent over the prior-year period.
Six-Month Results
     For the first six months of 2008, Baxter’s net income totaled $973 million and increased 17 percent, with earnings per diluted share increasing 21 percent to $1.52. On an adjusted basis, Baxter’s net income of $1.0 billion increased 16 percent from $880 million last year.
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BAXTER REPORTS STRONG SECOND QUARTER — Page 3
Adjusted earnings per diluted share for the six-month period of $1.59 increased 20 percent, from $1.33 per diluted share in the prior year period.
     Baxter’s worldwide sales grew 10 percent in the first half of the year to $6.1 billion, an increase from $5.5 billion last year. Excluding the impact of foreign exchange, sales growth for the first six months of the year was 3 percent. Sales within the United States totaled $2.4 billion, an increase of 4 percent over the same period last year, and international sales grew 15 percent (or 3 percent excluding the impact of foreign exchange) to $3.6 billion.
Third Quarter and Full-Year 2008 Outlook
     As a result of the strong performance in the first half of the year, Baxter is raising its financial outlook for full-year 2008. The company expects sales growth for the year, excluding the impact of foreign exchange, of 5 to 6 percent, with earnings per diluted share of $3.28 to $3.32, before any special items. This compares to the company’s previous earnings guidance of $3.18 to $3.24. In addition, the company expects cash flow from operations of at least $2.6 billion.
     For the third quarter of 2008, Baxter expects sales growth of 6 to 8 percent, excluding the impact of foreign exchange, and earnings per diluted share, before any special items, of $0.81 to $0.83.
     A webcast of Baxter’s second quarter conference call for investors can be accessed live from a link on the company’s website at www.baxter.com beginning at 7:30 a.m. CDT on July 17, 2008. Please visit Baxter’s website for more information regarding this and future investor events and webcasts, including investor presentations.
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BAXTER REPORTS STRONG SECOND QUARTER — Page 4
     Baxter International Inc. develops, manufactures and markets products that save and sustain the lives of people with hemophilia, immune disorders, cancer, infectious diseases, kidney disease, trauma, and other chronic and acute medical conditions. As a global, diversified healthcare company, Baxter applies a unique combination of expertise in medical devices, pharmaceuticals and biotechnology to create products that advance patient care worldwide.
     This release includes forward-looking statements concerning the company’s financial results. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance risks for new and existing products, such as ADVATE, and other technologies; future actions of regulatory bodies and other governmental authorities, including the FDA and foreign counterparts, that could delay, limit or suspend product development, manufacturing or sales or result in sanctions; product quality or patient safety concerns leading to product recalls, withdrawals, launch delays, litigation, or declining sales; product development risks; inventory reductions or fluctuations in buying patterns by wholesalers or distributors; the impact of geographic and product mix on the company’s sales; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; reimbursement policies of government agencies and private payers; the availability of acceptable raw materials and component supply; the ability to enforce company patents; patents of third parties preventing or restricting the company’s manufacture, sale or use of affected products or technology; foreign currency fluctuations and other risks identified in the company’s most recent filing on Form 10-K and other Securities and Exchange Commission filings, all of which are available on the company’s website. The company does not undertake to update its forward-looking statements. Financial schedules are attached to this release and available on the company’s website.
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BAXTER — PAGE 5
BAXTER INTERNATIONAL INC.
Consolidated Statements of Income
Three Months Ended June 30, 2008 and 2007
(unaudited)
(in millions, except per share and percentage data)

	Three Months Ended
	June 30,
	2008	2007		Change
NET SALES	$3,189	$2,829		13%

COST OF GOODS SOLD	1,562	1,437		9%

GROSS PROFIT	1,627	1,392		17%

% of Sales	51.0%	49.2%		1.8 pts

MARKETING AND ADMINISTRATIVE EXPENSES	703	621		13%
% of Sales	22.0%	22.0%		0 pts

RESEARCH AND DEVELOPMENT EXPENSES	222	177		25%
% of Sales	7.0%	6.3%		0.7 pts

RESTRUCTURING CHARGE	—	70	[1]	(100% )

NET INTEREST EXPENSE (INCOME)	25	(1)		N/M

OTHER EXPENSE, NET	5	17		(71% )

PRE-TAX INCOME	672	508		32%

INCOME TAX EXPENSE	128	77	[2]	66%

% of Pre-Tax Income	19.0%	15.2%		3.8 pts

NET INCOME	$544	$431		26%

BASIC EPS	$0.87	$0.66		32%

DILUTED EPS	$0.85	$0.65		31%

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	626	650
Diluted	638	661

ADJUSTED PRE-TAX INCOME (excluding specified item)	$672	$578	[3]	16%

ADJUSTED NET INCOME (excluding specified item)	$544	$477	[3]	14%

ADJUSTED DILUTED EPS (excluding specified item)	$0.85	$0.72	[3]	18%

[1]	A restructuring charge of $70 million ($46 million, or $0.07 per share, on an after-tax basis) in 2007 was primarily for costs and asset impairments associated with the consolidation of certain commercial and manufacturing operations outside of the United States.

[2]	Income tax expense in 2007 included a $15 million benefit related to an audit settlement and the extension of tax incentives in jurisdictions outside the United States. The effective income tax rate in 2007 was also favorably impacted by the restructuring charge described in Note 1 above.

[3]	Refer to page 6 for a description of the adjustment and a reconciliation to GAAP (generally accepted accounting principles) measures.
Non-GAAP Financial Measures: The non-GAAP financial measures contained in this press release (pre-tax income, net income and per-share earnings, excluding certain items) adjust for factors that are unusual or nonrecurring. Unusual or nonrecurring items can be highly variable, difficult to predict, and of a size that may substantially impact the company’s reported operations for a period. Management believes that non-GAAP financial measures can facilitate a fuller analysis of the company’s results of operations, particularly in evaluating performance period over period. Management uses these non-GAAP financial measures internally in financial planning, to monitor business unit performance, and in evaluating management performance. Refer to the company’s filing on Form 8-K of today’s date for additional information.

BAXTER — PAGE 6
BAXTER INTERNATIONAL INC.
Note to Consolidated Statement of Income
Three Months Ended June 30, 2007
Description of Adjustment and Reconciliation of GAAP to Non-GAAP Measures
(unaudited)
(in millions, except per share and percentage data)
The company’s GAAP results for the three months ended June 30, 2007 included a restructuring charge, primarily for costs and asset impairments associated with the consolidation of certain commercial and manufacturing operations outside of the United States, which impacted the GAAP results as follows:

		Income
	Pre-tax	Tax	Net	Diluted
	Income	Expense	Income	EPS

GAAP	$508	$77	$431	$0.65
Restructuring charge	70	24	46	0.07

Excluding specified item	$578	$101	$477	$0.72

Effective tax rate		17.5%

BAXTER — PAGE 7
BAXTER INTERNATIONAL INC.
Consolidated Statements of Income
Six Months Ended June 30, 2008 and 2007
(unaudited)
(in millions, except per share and percentage data)

	Six Months Ended
	June 30,
	2008		2007		Change
NET SALES	$6,066		$5,504		10%

COST OF GOODS SOLD	3,059	[1]	2,846		7%

GROSS PROFIT	3,007		2,658		13%

% of Sales	49.6%		48.3%		1.3 pts

MARKETING AND ADMINISTRATIVE EXPENSES	1,343		1,204		12%
% of Sales	22.1%		21.9%		0.2 pts

RESEARCH AND DEVELOPMENT EXPENSES	412		336		23%
% of Sales	6.8%		6.1%		0.7 pts

RESTRUCTURING CHARGE	—		70	[2]	(100% )

NET INTEREST EXPENSE	42		4		N/M

OTHER EXPENSE, NET	4		7		(43% )

PRE-TAX INCOME	1,206		1,037		16%

INCOME TAX EXPENSE	233		203		15%

% of Pre-Tax Income	19.3%		19.6%		(0.3 pts)

NET INCOME	$973		$834		17%

BASIC EPS	$1.55		$1.28		21%

DILUTED EPS	$1.52		$1.26		21%

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	629		650
Diluted	641		660

ADJUSTED PRE-TAX INCOME (excluding specified items)	$1,259	[3]	$1,107	[3]	14%

ADJUSTED NET INCOME (excluding specified items)	$1,018	[3]	$880	[3]	16%

ADJUSTED DILUTED EPS (excluding specified items)	$1.59	[3]	$1.33	[3]	20%

[1]	Cost of goods sold in the first quarter of 2008 included a charge of $53 million ($45 million, or $0.07 per share, on an after-tax basis) related to COLLEAGUE infusion pumps.

[2]	A restructuring charge of $70 million ($46 million, or $0.07 per share, on an after-tax basis) in 2007 was primarily for costs and asset impairments associated with the consolidation of certain commercial and manufacturing operations outside of the United States.

[3]	Refer to page 8 for a description of the adjustments and a reconciliation to GAAP measures.
Non-GAAP Financial Measures: The non-GAAP financial measures contained in this press release (pre-tax income, net income and per-share earnings, excluding certain items) adjust for factors that are unusual or nonrecurring. Unusual or nonrecurring items can be highly variable, difficult to predict, and of a size that may substantially impact the company’s reported operations for a period. Management believes that non-GAAP financial measures can facilitate a fuller analysis of the company’s results of operations, particularly in evaluating performance period over period. Management uses these non-GAAP financial measures internally in financial planning, to monitor business unit performance, and in evaluating management performance. Refer to the company’s filing on Form 8-K of today’s date for additional information.

BAXTER — PAGE 8
BAXTER INTERNATIONAL INC.
Notes to Consolidated Statements of Income
Six Months Ended June 30, 2008 and 2007
Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures
(unaudited)
(in millions, except per share and percentage data)
2008 description of adjustment and reconciliation of GAAP to Non-GAAP
The company’s GAAP results for the six months ended June 30, 2008 included a first quarter charge related to COLLEAGUE infusion pumps, which impacted the GAAP results as follows:

		Income
	Pre-tax	Tax	Net	Diluted
	Income	Expense	Income	EPS

GAAP	$1,206	$233	$973	$1.52
COLLEAGUE infusion pump charge (A)	53	8	45	0.07

Excluding specified item	$1,259	$241	$1,018	$1.59

Effective tax rate		19.1%

(A)	Included in the Cost of Goods Sold line in the accompanying consolidated statement of income. Excluding this charge, adjusted gross profit was $3,060 and the adjusted gross profit percentage was 50.4%.
2007 description of adjustment and reconciliation of GAAP to Non-GAAP
The company’s GAAP results for the six months ended June 30, 2007 included a restructuring charge, primarily for costs and asset impairments associated with the consolidation of certain commercial and manufacturing operations outside of the United States, which impacted the GAAP results as follows:

		Income
	Pre-tax	Tax	Net	Diluted
	Income	Expense	Income	EPS

GAAP	$1,037	$203	$834	$1.26
Restructuring charge	70	24	46	0.07

Excluding specified item	$1,107	$227	$880	$1.33

Effective tax rate		20.5%

BAXTER — PAGE 9
BAXTER INTERNATIONAL INC.
Condensed Consolidated Balance Sheets
(unaudited)
($ in millions)

	June 30, 2008	December 31, 2007
Assets
Cash and equivalents	$2,147	$2,539
Receivables	2,217	2,026
Inventories	2,571	2,334
Other current assets	624	656

Total current assets	7,559	7,555

Property, plant and equipment, net	4,680	4,487
Other long-term assets	3,231	3,252

Total assets	$15,470	$15,294

Liabilities and Shareholders’ Equity
Short-term debt	$62	$425
Other current liabilities	3,331	3,387
Long-term debt	3,172	2,664
Other long-term liabilities	1,686	1,902
Shareholders’ equity	7,219	6,916

Total liabilities and shareholders’ equity	$15,470	$15,294

BAXTER — PAGE 10
BAXTER INTERNATIONAL INC.
Cash Flows from Operations and Changes in Net Debt
(unaudited)
($ in millions)

Cash Flows from Operations
(Brackets denote cash outflows)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Net income	$544	$431	$973	$834
Adjustments
Depreciation and amortization	160	147	316	287
Deferred income taxes	49	31	110	18
Stock compensation	35	36	73	63
Restructuring and infusion pump charges	—	70	53	70
Other	14	33	23	37
Changes in balance sheet items
Receivables	(111)	(56)	(93)	(154)
Inventories	(50)	(42)	(155)	(170)
Accounts payable and accrued liabilities	87	67	(254)	(91)
Restructuring payments	(14)	(3)	(26)	(6)
Other	6	17	62	58

Cash flows from operations	$720	$731	$1,082	$946

Changes in Net Debt
Increase (decrease)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Net debt, beginning of period	$1,136	$336	$550	$316

Cash flows from operations	(720)	(731)	(1,082)	(946)
Capital expenditures	207	165	364	258
Dividends	137	109	275	489
Proceeds from sale of Transfusion Therapies business	—	—	—	(421)
Proceeds from stock issued under employee benefit plans	(133)	(227)	(245)	(428)
Purchases of treasury stock	388	544	933	814
Acquisitions of and investments in businesses and technologies	—	11	61	43
Payments relating to settlements of cross-currency swaps	132	—	301	147
Other, including the effect of exchange rate changes	(60)	24	(70)	(41)

Increase (decrease) in net debt	(49)	(105)	537	(85)

Net debt, June 30	$1,087	$231	$1,087	$231

Key statistics, June 30:
Days sales outstanding	56.8	56.0	56.8	56.0
Inventory turns	2.3	2.6	2.3	2.6

BAXTER — PAGE 11
BAXTER INTERNATIONAL INC.
Net Sales
Periods Ending June 30, 2008 and 2007
(unaudited)
($ in millions)

	Q2	Q2	% Growth @		% Growth @		YTD	YTD	% Growth @		% Growth @
	2008	2007	Actual Rates		Constant Rates		2008	2007	Actual Rates		Constant Rates

BioScience[1]
United States	$590	$532	11%		11%		$1,137	$1,016	12%		12%
International	795	658	21%		6%		1,458	1,246	17%		5%
Total	$1,385	$1,190	16%		8%		$2,595	$2,262	15%		8%

Medication Delivery
United States	$525	$535	(2%	)	(2%	)	$1,028	$1,050	(2%	)	(2%	)
International	639	504	27%		13%		1,201	979	23%		10%
Total	$1,164	$1,039	12%		5%		$2,229	$2,029	10%		4%

Renal
United States	$97	$95	2%		2%		$195	$192	2%		2%
International	501	458	9%		(2%	)	961	886	8%		(2%	)
Total	$598	$553	8%		(1%	)	$1,156	$1,078	7%		(1%	)

Baxter excluding Transfusion Therapies
United States	$1,212	$1,162	4%		4%		$2,360	$2,258	5%		5%
International	1,935	1,620	19%		6%		3,620	3,111	16%		5%
Total	$3,147	$2,782	13%		5%		$5,980	$5,369	11%		5%

Transfusion Therapies[1]
United States	$29	$34	(15%	)	(15%	)	$60	$77	(22%	)	(22%	)
International	13	13	0%		(15%	)	26	58	(55%	)	(60%	)
Total	$42	$47	(11%	)	(15%	)	$86	$135	(36%	)	(39%	)

Baxter International Inc.
United States	$1,241	$1,196	4%		4%		$2,420	$2,335	4%		4%
International	1,948	1,633	19%		6%		3,646	3,169	15%		3%
Total	$3,189	$2,829	13%		5%		$6,066	$5,504	10%		3%

[1]	The results of operations of the Transfusion Therapies (TT) business were previously reported in the BioScience business. The TT business was sold on February 28, 2007. The TT totals above include sales of TT products through the date of divestiture, as well as revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the TT business post-divestiture.

BAXTER — PAGE 12
BAXTER INTERNATIONAL INC.
Key Product Line Sales
Periods Ending June 30, 2008 and 2007
(unaudited)
($ in millions)

	Q2	Q2	% Growth @		% Growth @		YTD	YTD	% Growth @		% Growth @
	2008	2007	Actual Rates		Constant Rates		2008	2007	Actual Rates		Constant Rates

BioScience
Recombinants	$508	$431	18%		10%		$944	$819	15%		9%
Plasma Proteins	291	243	20%		12%		551	468	18%		11%
Antibody Therapy	315	238	32%		27%		601	460	31%		26%
Regenerative Medicine[1]	109	87	25%		17%		203	169	20%		14%
Other[2]	162	191	(15%	)	(27%	)	296	346	(14%	)	(25%	)

Total BioScience[3]	$1,385	$1,190	16%		8%		$2,595	$2,262	15%		8%

Medication Delivery
IV Therapies	$408	$346	18%		8%		$779	$666	17%		8%
Global Injectables	393	381	3%		(2%	)	761	742	3%		(2%	)
Infusion Systems	229	208	10%		5%		449	417	8%		3%
Anesthesia	122	96	27%		22%		221	185	19%		15%
Other	12	8	50%		38%		19	19	0%		(5%	)

Total Medication Delivery	$1,164	$1,039	12%		5%		$2,229	$2,029	10%		4%

Renal
PD Therapy	$479	$443	8%		(1%	)	$924	$862	7%		(1%	)
HD Therapy	119	110	8%		(2%	)	232	216	7%		(2%	)

Total Renal	$598	$553	8%		(1%	)	$1,156	$1,078	7%		(1%	)

Baxter excluding Transfusion Therapies	$3,147	$2,782	13%		5%		$5,980	$5,369	11%		5%

Transfusion Therapies[3]	$42	$47	(11%	)	(15%	)	$86	$135	(36%	)	(39%	)

TOTAL BAXTER	$3,189	$2,829	13%		5%		$6,066	$5,504	10%		3%

1	Previously referred to as BioSurgery.

2	Principally includes vaccines, sales of plasma to third parties, and recombinant FIX (BeneFIX). Sales of BeneFIX ceased as of June 30, 2007.

3	The results of operations of the TT business were previously reported in the BioScience business. The TT business was sold on February 28, 2007. The TT totals above include sales of TT products through the date of divestiture, as well as revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the TT business post-divestiture.

BAXTER — PAGE 13
BAXTER INTERNATIONAL INC.
Key Product Line Sales by US and International
Three-Month Periods Ending June 30, 2008 and 2007
(unaudited)
($ in millions)

	Q2 2008			Q2 2007			% Growth @ Actual Rates
	US	International	Total	US	International	Total	US		International		Total

BioScience
Recombinants	$206	$302	$508	$198	$233	$431	4%		30%		18%
Plasma Proteins	97	194	291	96	147	243	1%		32%		20%
Antibody Therapy	220	95	315	176	62	238	25%		53%		32%
Regenerative Medicine[1]	55	54	109	46	41	87	20%		32%		25%
Other[2]	12	150	162	16	175	191	(25%	)	(14%	)	(15%	)

Total BioScience[3]	$590	$795	$1,385	$532	$658	$1,190	11%		21%		16%

Medication Delivery
IV Therapies	$113	$295	$408	$107	$239	$346	6%		23%		18%
Global Injectables	199	194	393	237	144	381	(16%	)	35%		3%
Infusion Systems	134	95	229	127	81	208	6%		17%		10%
Anesthesia	76	46	122	62	34	96	23%		35%		27%
Other	3	9	12	2	6	8	50%		50%		50%

Total Medication Delivery	$525	$639	$1,164	$535	$504	$1,039	(2%	)	27%		12%

Renal
PD Therapy	$73	$406	$479	$68	$375	$443	7%		8%		8%
HD Therapy	24	95	119	27	83	110	(11%	)	14%		8%

Total Renal	$97	$501	$598	$95	$458	$553	2%		9%		8%

Baxter excluding Transfusion Therapies	$1,212	$1,935	$3,147	$1,162	$1,620	$2,782	4%		19%		13%

Transfusion Therapies[3]	$29	$13	$42	$34	$13	$47	(15%	)	0%		(11%	)

TOTAL BAXTER	$1,241	$1,948	$3,189	$1,196	$1,633	$2,829	4%		19%		13%

[1]	Previously referred to as BioSurgery.

[2]	Principally includes vaccines, sales of plasma to third parties, and recombinant FIX (BeneFIX). Sales of BeneFIX ceased as of June 30, 2007.

[3]	The results of operations of the TT business were previously reported in the BioScience business. The TT business was sold on February 28, 2007. The TT totals above include sales of TT products through the date of divestiture, as well as revenues associated with manufacturing, distribution and other services provided by the company to the buyer of the TT business post-divestiture.